UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          August 18, 2005

Medicsight, Inc

(Exact name of registrant as specified in its charter)

Delaware	0-26886	13-4148725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

46 Berkeley Square, London, United Kingdom		W1J 5AT
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    011-44-20-7598-4070

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                                    Other Events

On August 18, 2005 Medicsight and TeraRecon, Inc., a leader of advanced image processing and 3D visualization solutions for medical applications, announced the signing of a non-exclusive partnership agreement to incorporate Medicsight’s ColonCAD and LungCAD image analysis software tools with TeraRecon’s medical imaging product offerings. The agreement will allow current and new users of TeraRecon’s flagship Aquarius family of medical imaging products to add Medicsight’s ColonCAD and LungCAD image analysis software tools.

The press release, dated August 18, 2005, announcing the global partnership agreement is filed as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDICSIGHT, INC.
	By:	/s/ Paul Gothard
Paul Gothard
Chief Financial Officer
Date: August 19, 2005

Exhibit Index

Exhibit No.	Description

EX 99.1	Press release dated August 18, 2005 announcing global partnership agreement between Medicsight and TeraRecon, Inc